                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                             FREEREALTIME.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                FREEREALTIME.COM
                      26880 LAGUNA HILLS DRIVE, SUITE 200
                         ALISO VIEJO, CALIFORNIA 92656
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 15, 2001

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of Freerealtime.com, Inc., a Delaware corporation, will be held on Thursday, March 15, 2001 at 10:00 a.m., local time, at 26880 Laguna Hills Drive, Suite 200, Aliso Viejo, CA 92656, for the following purposes:

     (1) to elect eight directors to serve for the next year or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

     (2) to approve an amendment to increase the shares available under the 1999 Equity Incentive Plan; and

     (3) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on February 5, 2001, are entitled to notice of and to vote at the Meeting. All stockholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the meeting, we urge you to vote by Internet or by signing, dating and promptly returning the enclosed proxy card in the enclosed postage-paid envelope.

                                          Sincerely,

                                          /s/ GEOFFREY MOORE
                                          Geoffrey Moore
                                          Chairman of the Board

Aliso Viejo, California
February 15, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH OUR ASSISTANT SECRETARY, M'LISS JONES KANE, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE MEETING. NO POSTAGE NEED BE AFFIXED TO THE PROXY IF IT IS MAILED IN THE UNITED STATES.

                                FREEREALTIME.COM
                      26880 LAGUNA HILLS DRIVE, SUITE 200
                         ALISO VIEJO, CALIFORNIA 92656

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Freerealtime.com, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held Thursday, March 15, 2001, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at 26880 Laguna Hills Drive, Suite 200, Aliso Viejo, CA 92656.

     It is anticipated that such proxy, together with this Proxy Statement, will be first mailed on or about February 15, 2001, to all stockholders entitled to vote at the Meeting.

     The Company's principal executive office is located at 26880 Laguna Hills Drive, Suite 200, Aliso Viejo, California 92656 and its telephone number at that address is (949) 916-4100.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING AND SOLICITATION

     Each share has one vote on each matter properly submitted for a vote at the Meeting. The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies if management determines that it is advisable to do so, at an estimated cost of $5,000 plus out-of-pocket expenses.

     Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting.

     The election inspectors will treat shares represented by properly signed and returned proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters.

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     Abstentions and "broker non-votes" will not affect the outcome of the director elections.

RECORD DATE AND STOCK OWNERSHIP

     Stockholders of record at the close of business on February 5, 2001, are entitled to notice of and to vote at the Meeting. As of February 5, 2001, 15,215,818 of the Company's Common Stock $.01 par value (the "Common Stock") were issued and outstanding. On that date, there were 251 stockholders of record. All information in this Proxy Statement has been adjusted for stock splits and dividends.

     The following table sets forth the beneficial ownership as of February 5, 2001, of the Company's Common Stock by each director, by the director nominees, by all of the Company's executive officers named in the Summary Compensation Table, all directors and executive officers as a group and by all persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given.

                                               NUMBER OF SHARES OF
            NAME AND ADDRESS OF                    COMMON STOCK         PERCENTAGE OF
           BENEFICIAL OWNER(1)(2)               BENEFICIALLY OWNED          CLASS
           ----------------------             ----------------------    -------------
Brad Gunn...................................          2,574,528(3)          16.7
Geoffrey Moore..............................            514,500(4)           3.3
Scott Brown.................................            156,617(5)           1.0
David Gale..................................              4,892(6)             *
Ronald (Clancy) Woods.......................              3,892(7)             *
Byron Roth..................................          1,865,417(8)          12.2
Marcus Robins...............................            545,881(9)           3.6
Robert M. Werle.............................          2,166,667(10)         14.0
Mike Alex...................................          2,166,667(11)         14.0
Stuart Robson...............................            777,786              5.1
All directors, officers and beneficial
  owners of 5% or more as a group...........          9,351,846(12)         54.2

---------------
 (1) The address for each of the persons listed herein except Stuart Robson is 26880 Laguna Hills Drive, Suite 200, Aliso Viejo, California 92656.

 (2) The address for Stuart Robson is 1710-1171 W. Hastings Street, Vancouver, B.C. V6E2L3.

 (3) Brad Gunn. This amount includes 237,802 currently exercisable stock options.

 (4) Geoffrey Moore. This amount includes 4,000 shares of common stock owned by Mr. Moore as well as 510,500 shares Mr. Moore currently has the right to acquire pursuant to stock options, which are fully vested.

 (5) Scott Brown. This amount includes 37,867 shares of common stock which are owned by Mr. Brown as well as vested options to purchase 118,750 shares of common stock.

 (6) Dave Gale. This amount includes 1,000 shares of common stock owned by Mr. Gale as well as 3,892 shares which Mr. Gale currently has the right to acquire pursuant to 3,336 currently exercisable stock options and 556 shares which Mr. Gale has the right to acquire within 60 days.

 (7) Ronald (Clancy) Woods. This amount reflects the number of shares Mr. Woods currently has the right to acquire pursuant to 3,336 currently exercisable stock options and 556 shares which Mr. Woods has the right to acquire within 60 days.

 (8) Byron Roth. This amount reflects 204,550 shares owned by the Roth Living Trust, 216,566 shares by Roth Capital Partners, 1,368,306 shares held by CR Financial Holdings, Inc., and 69,086 shares Mr. Roth currently has the right to acquire pursuant to vested stock options and 6,909 shares which Mr. Roth has the right to acquire within 60 days.

 (9) Marcus Robins. Marcus Robins owns 458,170 shares directly, 2,616 are held for the benefit of his three children, and 77,358 shares Mr. Robins currently has the right to acquire pursuant to vested stock options and 7,737 shares which Mr. Robins has the right to acquire within 60 days.

(10) Robert M. Werle. This amount reflects 1,904,762 shares held and 261,905 warrants to purchase shares of common stock.

(11) Mike Alex. This amount reflects 1,904,762 shares held and 261,905 warrants to purchase shares of common stock.

(12) This number includes 1,551,001 currently exercisable stock options and an additional 36,591 shares which become exercisable within 60 days for all directors and named executive officers of the Company and 444,405 warrants to purchase common stock.

  *  Less than 1%

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and titles of the executive officers of the Company as of February 5, 2001.

                NAME                   AGE                 TITLE                  DIRECTOR SINCE
                ----                   ---                 -----                  --------------
Geoffrey Moore.......................  43     Chairman of Board of Directors,         2000
                                              Chief Executive Officer
Michael Neufeld......................  34     Executive Vice President, Chief          N/A
                                              Financial Officer
Brian Probolsky......................  31     Senior Vice President Digital            N/A
                                              Financial Services
John Abraham.........................  37     Senior Vice President of Media           N/A
                                              Sales
M'Liss Jones Kane....................  48     Senior Vice President, General           N/A
                                              Counsel
Gordon Rix...........................  40     Vice President Interactive               N/A
                                              Marketing
Bob Harris...........................  53     Vice President Customer Care             N/A

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 2000 and 1999 for the Company's Former Co-Chief Executive Officer and Chief Executive Officer and any other executive officers whose salary and bonus exceeded $100,000 in fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                                               -----------------------   ---------------------------------
                                                          OTHER ANNUAL       SECURITIES        ALL OTHER
          NAME AND POSITION             YEAR    SALARY    COMPENSATION   UNDERLYING OPTIONS   COMPENSATION
          -----------------             ----   --------   ------------   ------------------   ------------
Brad G. Gunn..........................  2000   $133,278           --               --            $2,635
  Former Co-Chief Executive Officer     1999         --           --          237,802                --
                                        1998         --           --          118,901                --
Geoffrey Moore(1).....................  2000     10,000     $110,000               --                --
  Chief Executive Officer               1999         --           --          525,000                --
                                        1998         --           --               --                --

---------------
(1) Mr. Moore became our Co-Chief Executive Officer on January 28, 2000 and Chief Executive Officer on January 8, 2001. Prior to that time his company, Arete Advisors, Inc., rendered consulting services to us. Other Annual Compensation consists of payments to Arete for consulting services rendered by Arete to us.

OPTION GRANTS

     There were no stock options or stock appreciation rights awarded to these Executive Officers during Fiscal 2000.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table summarizes information regarding exercises of stock options by the named individuals during fiscal 2000 and unexercised options held by them as of March 31, 2000. The Company did not reprice any existing options during the last completed fiscal year.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                            FY-END OPTION VALUES(1)

                                                                        VALUE OF
                                     NUMBER OF SECURITIES       UNEXERCISED IN-THE-MONEY
                                    UNDERLYING UNEXERCISED             OPTIONS AT
                                    OPTIONS AT FISCAL YEAR           FISCAL YEAR END
              NAME                 EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
              ----                 -------------------------    -------------------------
Brad Gunn........................    237,802/118,901                0/$71,341
Geoffrey Moore...................       525,000/0                       0

---------------
(1) There were no options exercised in Fiscal 2000 by our Executive Officers.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive an annual meeting fee of $2,000 per Board of Directors meeting attended and $500 for each Board of Directors meeting attended by telephone, plus reimbursement of reasonable expenses. There is a fee of $1,000 for each Committee Meeting held on a day other than the date on which a board meeting is held at which the Director attends and $250 for each meeting attended by telephone conference call. Directors who are employees of the Company do not receive any compensation for acting as directors, except for reimbursement of reasonable expenses, if any, for Board meeting attendance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, Messrs. Ari Engelberg, David Gale and Steven Livingston served as members of the Compensation Committee. The Compensation Committee is currently composed of three independent directors, Messrs. David Gale, Robert Werle, and Clancy Woods. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, and there are no interlocking directorships.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Freerealtime.com Board of Directors (the Committee) is composed of three independent directors and operates under a written charter adopted by the Board of Directors (Exhibit A). The members of the Committee in Fiscal 2000 were David Gale, Ari Engelberg, and Stephen Livingston. The members of the Committee in fiscal 2001 include David Gale, Robert Werle, and Clancy Woods. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Corporation's independent accountants.

     Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

February 15, 2001

                                          David Gale
                                          Robert M. Werle
                                          Ronald (Clancy) Woods

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee to the Board of Directors shall not be deemed to be incorporated by reference into any previous filing by the Company under either the Securities Act of 1933 ("Securities Act") or the Securities Exchange Act of 1934 ("Exchange Act") that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

To the Board of Directors:

GENERAL

     The Compensation Committee of the Board of Directors is responsible for establishing and administering the policies that govern executive compensation and benefit practices. The Compensation Committee evaluates the performance of the executive officers and determines their compensation levels, in terms of salary, annual bonus and related benefits, all subject to Board approval. The Compensation Committee has access to independent compensation data for use in assessing levels of compensation for officers of the Company.

COMPENSATION PHILOSOPHY

     The Company's executive compensation programs are designed to (i) provide levels of compensation that integrate pay and incentive plans with the Company's strategic goals, so as to align the interests of executive management with the long-term interests of the stockholders; (ii) motivate Company executives to achieve the strategic business goals of the Company and to recognize their individual contributions; and (iii) provide compensation opportunities which are competitive to those offered by other companies similar in size and performance. Although the exact identity of the corporations surveyed varies, these generally include corporations equal to or larger than the Company.

     Therefore, the Compensation Committee believes that the components of executive compensation should include base salary, annual cash bonus, stock option grants and other benefits and should be linked to individual and Company performance. With regard to the Company's performance, the measures used for determining appropriate levels of compensation for executive officers include the Company's strategic plans within the current economic climate and industry environment, scope of the individuals' responsibilities, Company expansion by acquisition or otherwise, and profitability, all of which combine to enhance stockholder value.

BASE SALARY

     The Committee considers Company management proposals concerning salary for key employees including Mr. Moore, Mr. Gunn and Mr. Neufeld, among others. The Compensation Committee then makes recommendations to the entire Board of Directors for their approval.

     In determining base salaries for executives for fiscal 2000, the Compensation Committee considered the Company's earnings, outside surveys of salary levels of other companies, individual performance and achievement and areas of responsibility.

ANNUAL CASH BONUSES

     Executive officers of the Company are eligible for annual bonuses, which may be paid in the form of cash. Given the Company's performance in fiscal 2000, the Compensation Committee did not approve bonuses for the executives.

STOCK OPTION GRANTS

     As indicated above, an important element of the Company's compensation philosophy is the desire to align the interests of the executive officers with the long-term interests of the Company's stockholders. In order to meet this desire, the Board of Directors adopted the 1999 Equity Incentive Plan for executive officers and key employees of the Company. The purpose of all the stock option plan is to attract, retain and award executive officers and directors and to furnish incentives to these persons to improve operations, increase profits and positively impact the Company's long-term performance.

     Corporate Deduction for Compensation. Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the corporate deduction for compensation paid to certain executive officers, unless certain requirements are met. The Company's policy with respect to the deductibility limit of Section 162(m) generally is to preserve the federal income tax deductibility of compensation paid to executive officers. However, while the tax impact of any compensation arrangement is an important factor to be considered, the impact is evaluated in light of the Company's overall compensation philosophy.

March 31, 2000                            Compensation Committee
                                          Ari R. Engelberg
                                          David Gale
                                          Stephen N. Livingston

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing cumulative total stockholder return on the Company's common stock against the cumulative total return on the S & P 500 Index and against the cumulative total return of a peer group index comprised of certain companies for the industry in which the Company competes (SIC code 7375) for the two-year period beginning on September 1, 1998 and ending March 31, 2000. This peer group consists of the following companies: Marketwatch.com, Inc., Telescan, Inc., Multex.com, Inc., 24/7 Media, Inc., Ask Jeeves, Inc.

     The peer group comparison has been weighted based on the Company's stock market capitalization. The graph assumes an initial investment of $100.00 on September 1, 1998.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET


-----------------------------------------------------------
                             1 Sep 98    Mar 99     Mar 00
-----------------------------------------------------------
 Freerealtime.com              100       106.16     122.97
 NASDAQ Russell 200 Index      100       114.23     154.87
 Peer Group                    100       508.99     334.76
-----------------------------------------------------------

ASSUMES $100 INVESTED ON SEPTEMBER 1, 1998 FISCAL YEAR ENDING MARCH 31, 2000

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Under its Bylaws, the Company may have up to thirteen directors. The Board of Directors currently consists of eight members. All current directors are standing for reelection. All of the members of the Board of Directors serve for a one-year term.

NOMINEES

Mike Alex                          Marcus Robins
Scott Brown                        Byron Roth
David Gale                         Robert M. Werle
Geoffrey Moore                     Ronald (Clancy) Woods

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for all of the above-listed Company nominees. In the event that a nominee of the Company is unable or declines to serve as a director at the time of the Meeting, proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected any nominee will be unable or will decline to serve as a director.

     THE BOARD OF DIRECTORS OF FREEREALTIME.COM RECOMMENDS A VOTE "FOR" THE
                         ELECTION OF THE ABOVE NOMINEES

     Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of the stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid and addressed to: Secretary, Freerealtime.com, Inc., 26880 Laguna Hills Drive, Suite 200, Aliso Viejo, California 92656, not later than: (i) with respect to any election to be held at an Annual Meeting of Stockholders, 90 days in advance of such Meeting, and (ii) with respect to any election to be held at a Special Meeting of Stockholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission if such nominee had been nominated or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if elected. The Chairman of a stockholders' meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     The following table sets forth the names and principal positions of the directors and executive officers of the Company as of February 5, 2001:

                NAME                   AGE                  TITLE                 DIRECTOR SINCE
                ----                   ---                  -----                 --------------
Geoffrey Moore.......................  43     Chairman of Board of Directors,          2000
                                              Chief Executive Officer
Michael Neufeld......................  34     Executive Vice President, Chief           N/A
                                              Financial Officer
Brian Probolsky......................  31     Senior Vice President Digital             N/A
                                              Financial Services
John Abraham.........................  37     Senior Vice President of Media            N/A
                                              Sales
M'Liss Jones Kane....................  48     Senior Vice President, General            N/A
                                              Counsel
Gordon Rix...........................  40     Vice President Interactive                N/A
                                              Marketing
Bob Harris...........................  53     Vice President Customer Care              N/A
Mike Alex............................  45     Director                                 2001
Scott Brown..........................  37     Senior Vice President Corporate          2000
                                              Development, Director
David Gale...........................  43     Director                                 2000
Marcus Robins........................  47     Director                                 2000
Byron Roth...........................  38     Director                                 2000
Robert M. Werle......................  44     Director                                 2000
Ronald (Clancy) Woods................  44     Director                                 2000

     Geoffrey Moore is the Chairman of our board of directors and Chief Executive Officer and has been since January 28, 2000. Mr. Moore was the Managing Director of the Shamrock Group, the primary investment vehicle for the Roy E. Disney Family and Shamrock executives from March 1992 through September 1998. From September 1985 to March 1992 he was a First Vice President with Paine Webber, Inc.

     Michael B. Neufeld, CPA, became our Executive Vice President and Chief Financial Officer on January 28, 2000. In March 1999, Mr. Neufeld formed Neufeld and Co., Inc, a private management advisory firm in Irvine, California, of which he is the President. Prior to his election as an officer of Freerealtime.com, Neufeld and Co. rendered consulting services to us during the period April 1999 to January 2000. For the period June, 1994 to March, 1999 he was the Chief Financial Officer and Chief Operating Officer of Rand Technology, Inc., a semiconductor distributor based in Irvine, California. From September 1991 through November 1992, Mr. Neufeld was a Business Manager with Breslauer, Jacobson, Rutman & Sherman in Los Angeles. Mr. Neufeld was an Assistant Vice President with Bankers Trust Company from December 1992 through June 1994 in their Tax and Regulatory Reporting Group. Mr. Neufeld's public accounting career was spent with Arthur Andersen & Co. from January 1988 to August 1991.

     Brian Probolsky became our Senior Vice President of Digital Financial Services on November 8, 1999. Prior to joining us, Mr. Probolsky co-founded Securities Systems Integration & Consulting (SSIC) in 1991, a provider of high-end financial information and execution systems. Mr. Probolsky sold SSIC to Computer Clearing Services in 1996 and continued with SSIC as a Senior Vice President until leaving to join us.

     John Abraham became our Senior Vice President of Media Sales on August 28, 2000. Mr. Abraham was Vice President of Advertising Sales for Engage Media from January 2000. From March 1999 to January 2000 he was Director of Advertising for Adsmart Network. From May 1998 to March 1999 he was Director of Channel Advertising at 2Can Media.

     M'Liss Jones Kane has been Vice President, General Counsel and Assistant Secretary since June 17, 2000. Prior to that she was Senior Vice President, Corporate Counsel and Corporate Secretary of Fidelity National Financial, Inc. From September 15, 1997 to March 17, 1999 she was Senior Vice President, General Counsel and Corporate Secretary of Fidelity. She joined Fidelity in March 1995. Prior to that she was with the ICN Pharmaceuticals, Inc. group of companies from March 1990 as Vice President, General Counsel and

Secretary of ICN Biomedicals, Inc. and subsequently became Vice President, General Counsel and Secretary of SPI Pharmaceuticals, Inc.

     Gordon Rix became Vice President Interactive Marketing on October 10, 2000. From April 1999 to October 2000 Mr. Rix was Vice President Producer. From January 1999 to March 1999 he was President and Chief Operating Officer for NetXAmerica. From 1990 through 1995 he ran Cogent Co.

     Robert E. Harris became our Vice President of Customer Care on January 17, 2000. Mr. Harris was Vice President of Operations at Pinnacle Micro, Inc. from October 1997 to January 2000. Prior to October 1997 he held various positions with Pinnacle Micro, Inc. in information systems, manufacturing, procurement and customer care from November 1993.

     Mike Alex was elected to our board of directors on January 8, 2001. In May 1996, he joined Jefferies & Company to develop and manage the Trading Technology Department that specialized in program trading, VWAP trading, and client connectivity. He became Director, e-Business in 2000. In 1995, Mr. Alex was with Tudor Software, a spinout of Paul Tudor Jones' Tudor Investments, as a Senior Vice President responsible for Equity Product Development. In 1993, he spearheaded the development of what became Optimark.

     Scott Brown became our Senior Vice President of Corporate Development and a member of our board of directors on January 28, 2000. Mr. Brown was President of the acquisition division of Asset Growth Corporation from 1997 to 1999 and the President of Telebuild, L.C., a subsidiary of Telescan, Inc., from 1996 to 1997. Prior to becoming the President at Telebuild, Mr. Brown was Vice President Marketing and Sales and Senior Vice President Operations of Telescan, Inc.

     David Gale became a member of our board of directors on January 28, 2000. He is the President of the Delta Dividend Group, Inc. and has been since December 1992. From January 1990 to January, 1992 he was a Managing Director of Lehman Brothers and from February 1983 to January 1990 he was a Principal with Morgan Stanley. Currently, he is also a member of the board of directors of Preferred Income Fund, Preferred Opportunity Fund and Stone Container Corp.

     Marcus Robins became a director of Freerealtime.com in August 2000 as a result of the acquisition of RedChip.com, Inc. by Freerealtime.com. Mr. Robins founded the RedChip Review in 1993 and continues as President of RedChip.com's direct research and publishing activities. Mr. Robins established the WestCap Small-cap Management Fund for Capital Consultants, Inc.

     Byron Roth became a director of Freerealtime.com in August 2000 as a result of the acquisition of RedChip.com, Inc. Mr. Roth is Chairman and Chief Executive Officer of Roth Capital Partners. He has been Chairman since 1998 and CEO since 1997, he was President since 1993 and prior to that was Director of Corporate Finance from 1992 to 1993. Mr. Roth serves on the Boards of Summa Industries and the University of California Irvine Graduate School of Management.

     Robert M. Werle became a director of Freerealtime.com in August 2000. Since February 1997 Mr. Werle has been a Managing Director of Jefferies and Company, Inc. From November 1995 to February 1997, Mr. Werle was a Principal of Robertson Stephens & Company. He is a director of Raintree Resorts International, Inc.

     Ronald (Clancy) Woods became a member of our board of directors on January 28, 2000. In February 1999, he was appointed the Executive Vice President/Marketing Manager of AMFM, Inc., and in August 1999 he was appointed Chief Executive Officer of Lobo Media Group. He continues to hold those positions currently. From September 1998 to August 1999 he was Co-Founder, President and Chief Operating Officer of Radio Marketing Group; from January 1996 to August 1998 he was Vice President of Radio of Nationwide Communications, Inc.; from December 1994 through January 1996 he was Vice President/ General Manager of WHTZ Radio/New York, Shamrock Broadcasting; from October 1993 to December 1994 he was Vice President and General Manager of WFOX Atlanta, Shamrock Broadcasting and from January 1990 through October 1993 he was Radio Group Manager of Nationwide Communications Inc.

                                   PROPOSAL 2

               APPROVAL OF THE AMENDMENT TO THE FREEREALTIME.COM
                           1999 EQUITY INCENTIVE PLAN

     The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment to the Freerealtime.com 1999 Equity Incentive Plan (the "1999 Plan") to increase the number of shares of Common Stock which may be granted under the 1999 Plan from an aggregate of 2,500,000 to an aggregate of 6,500,000 (the "1999 Plan Amendment"). The Board of Directors believes that the 1999 Plan is necessary to enhance the ability of the Company or an Affiliated Company (as defined in the 1999 Plan) to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts and successful conduct and development of the business of the Company or an Affiliated Company largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The issuance of the newly authorized shares of Common Stock as stock options will, upon exercise by the holder, have a dilutive effect on our outstanding shares of Common Stock.

VOTE REQUIRED FOR APPROVAL OF THE AMENDMENT

     Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Amendment. Broker non-votes with respect to this matter will not be deemed to have been cast either "for" or "against" the matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT

DESCRIPTION OF THE PLAN

     The following description of the principal features of the 1999 Plan, as amended by the 1999 Plan Amendment, (subject to stockholder approval), is qualified in its entirety by reference to the text of the 1999 Plan, a restated copy of which is attached to this Proxy Statement as Appendix A.

     The 1999 Plan currently authorizes up to 2,500,000 shares of Common Stock. The authorized number of shares is subject to adjustment in the event of stock splits, stock dividends or certain others similar changes in the capital structure of the Company. The 1999 Plan provides for grants of "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options and rights to purchase shares of Common Stock ("Purchase Rights"). Incentive stock options and nonqualified stock options may be granted to employees of the Company and its Affiliated Companies, non-employee directors and officers, consultants and other service providers; provided, however, that no such nonqualified stock options granted to prospective employees shall vest before the employee first performs services for the Company or its Affiliated Companies. All of the Company's employees and non-employee directors are eligible to participate in the Plan.

     The Board of Directors, or a committee consisting of three or more members of the Board of Directors, administers the Plan (the "Compensation Committee"). The Compensation Committee has full power and authority to interpret the Plan, select the recipients of options and Purchase Rights, determine and authorize the type, terms and conditions of, including vesting provisions, and the number of shares subject to, grants under the Plan, and adopt, amend and rescind rules relating to the Plan. The term of options may not exceed 10 years from the date of grant. The option exercise price for each share granted pursuant to an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock at the time such option is granted (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). The maximum number of shares for which options may be granted to any one person during any one calendar year under the Plan is 250,000 and in no event shall the aggregate number of shares subject to incentive stock options exceed 4,000,000 (assuming stockholder approval of this Proposal 2). The aggregate fair market value of the Common Stock (determined as of the date of grant) with respect to which incentive stock options granted under the Plan or any other stock option plan of the Company become exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

     The option price of an incentive stock option or nonqualified stock option is payable in full upon exercise, and the purchase price of stock purchased pursuant to a Purchase Right must be paid in full upon the acceptance of the Purchase Right. Payment of the option price upon exercise of a stock option or for shares purchased pursuant to a Purchase Right may be made in cash, by check, by the delivery of shares of Common Stock (valued at their fair market value as of the date of the exercise of an option or Purchase Right), by the optionee's or purchaser's promissory note in a form and on terms acceptable to the Compensation Committee, by the cancellation of indebtedness of the Company to the optionee or purchase, by the waiver of compensation due or accrued to the optionee or purchaser for services rendered, or by any combination of the foregoing methods of payment.

     Except as otherwise provided by the Compensation Committee, options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution.

     In the event that the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend or other change in the corporate structure of the Company while the Plan is in effect, appropriate adjustments shall be made by the Board of Directors to the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding incentive options and nonqualified options in order to preserve, but not to increase, the benefits to persons then holding incentive options or nonqualified options.

     The Board of Directors may alter, amend, suspend or terminate the Plan at any time. However, any changes, which affect or impair the rights of any person who holds an outstanding stock option or Purchase Right, may not be effected without such person's consent unless sooner terminated by the Board of Directors.

     It is not possible to determine the number of options that may be granted to any individual under the Plan. Such selections and determinations shall be made by the Compensation Committee of the Board of Directors.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

     The summary of United States federal income tax consequences set forth below is intended for general information only and should not be relied on as being a complete statement. State and local tax consequences are not discussed, and may vary from locality to locality.

     Incentive Stock Options. An employee will not realize taxable income on an incentive stock option when that option is granted or when that option is exercised; however, the amount by which the fair market value of the stock at the time of exercise exceeds the option price generally will be included in the employee's alternative minimum taxable income on the date of exercise. If stock received on exercise of an incentive stock option is disposed of in the same year the option was exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in alternative minimum taxable income will be the amount realized upon the sale or exchange of the stock, less the taxpayer's basis in the stock. Gain or loss realized by an optionee on the sale of the stock issued upon exercise of an incentive stock options is taxable as long-term capital gain or loss, and no tax deduction is available to the Company, unless the optionee disposes of the stock in a "disqualifying disposition." A disqualifying disposition of the stock includes any sale, exchange, gift or other transfer of the stock within two years after the date of grant of the option or within one year after the date of exercise, except that it does not include transfers pursuant to certain tax-free reorganizations and exchanges, transfers between spouses or incident to divorce, transfers into the name of the optionee and another person as joint tenants, transfers from a decedent to an estate, transfers by will or inheritance upon the optionee's death, or a mere pledge or hypothecation of the stock. Upon a disqualifying disposition of the stock, the optionee will realize ordinary income in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the date of exercise, or (ii) the amount realized on a sale or exchange of the stock. Subject to Section 162(m) of the Code (which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers), the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee, provided certain reporting requirements are met. Additionally, if the amount realized on a sale or exchange of the stock is greater than or less than the fair market value of the stock on the date of exercise, the difference will be taxed as capital gain or loss.

     Nonqualified Stock Options. A participant will not realize taxable income on a nonqualified stock option when that option is granted, nor will the Company be entitled to take any deduction. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Subject to Section 162(m) of the Code, the Company will be entitled to a deduction on the date of exercise equal to the amount of ordinary income recognized by the optionee, provided certain reporting requirements are met. An optionee's basis in the stock for purposes of determining gain or loss on any subsequent disposition of the stock generally will be the fair market value of the stock on the date of exercise of the nonqualified stock option.

INCOME TAX WITHHOLDING

     The Plan grants the Company the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local tax withholding requirements with respect to any options exercised or restricted stock issued under the Plan. To the extent permissible under applicable tax, securities, and other laws, the Compensation Committee may, in its sole discretion, permit a participant to satisfy an obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, by (i) directing the Company to apply shares of Common Stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares of Common Stock owned by the participant.

                         BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 11 formal meetings during the year ended March 31, 2000. All directors attended 100% of all meetings of the Board of Directors.

     The Board presently has an Audit Committee, and a Compensation Committee. The Audit Committee, which consisted of Messrs. David Gale, Ari Engelberg and Stephen Livingston in fiscal 2000, did not meet during fiscal 2000. The Audit Committee meets independently with internal audit staff, representatives of the Company's independent auditors and representatives of senior management. The Audit Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee will be responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee will be responsible for recommending the engagement or discharge of the Company's independent auditors.

     The Compensation Committee currently consists of Messrs. David Gale, Robert Werle and Clancy Woods. The Compensation Committee, either alone or in conjunction with other Board committees, reviews and reports to the Board the salary, fee and benefit programs designed for senior management, officers and directors with a view to ensure that the Company is attracting and retaining highly-qualified individuals through competitive salary, fee and benefit programs and encouraging continued extraordinary effort through incentive rewards. The Compensation Committee met two times during fiscal 2000.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

  Notes receivable from RedChip officers.

     Three Red Chip officers and stockholders received notes for the purchase of RedChip stock on July 20, 1999. The Note Stockholders were Marcus Robins $900,000, Thomas Peterson $75,000, and Douglas Sherk $35, 000. Following the acquisition of RedChip by the Company the Notes were repaid in full with interest at 7% from note date through September 1, 2000 by the Note Stockholders with Company shares acquired in the merger by the three Note Stockholders. Mr. Robins delivered 210,535 shares of the Company's common stock. Mr. Peterson delivered 17,544 shares of the Company's common stock. Mr. Sherk delivered 7,017 shares of the Company's common stock. The Note Stockholders entered into contingent payment agreements which provided that upon the earlier of March 30, 2001 or at the time the Company goes out with an underwritten public offering, a contingent amount of shares of the Company's common stock will be delivered as follows: (i) if the shares of Company stock delivered to satisfy the Notes are valued (based on a 10 day trading average ending on March 30, 2001) at more than the respective Note the Company will return shares exceeding the Note amount,
(ii) if the shares of Company stock delivered to satisfy the Note are valued (based on a 10 day trading average ending on March 30, 2001) at less than the Note the Noteholders will deliver additional shares equal to the shortfall notwithstanding that the shares delivered to the Company will not exceed the aggregate number of shares of Company stock delivered to Note stockholders at the closing of the RedChip merger

     Marcus Robins has an additional Note of $200,000 issued pursuant to an Employment Agreement entered into on July 20, 1999. This Note does not have an interest component. The principal amount outstanding at the time of the merger was $158,000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Rules adopted by the Securities and Exchange Commission ("SEC") under
Section 16(a) of the Exchange Act require the Company's officers and directors, and persons who own more than 10% of the issued and outstanding shares of the Company's common stock, to file reports of their ownership, and changes in ownership, of such securities with the SEC on SEC Forms 3, 4 or 5, as appropriate. Officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year end, and any written representations provided to it, the Company is advised that during fiscal year ended March 31, 2000 all of our directors and executive officers and persons who own more than 10% of our common stock complied with the reporting requirements of Section 16(a).

                              INDEPENDENT AUDITORS

     KPMG LLP is the Company's auditor of record and has audited the Company's financial statements since 1999. The Audit Committee of the Board of Directors has recommended that KPMG LLP be retained for fiscal 2001. Representatives of KPMG LLP are expected to be present at the Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

AUDIT FEES

     Audit fees for fiscal 2000 totalled $186,254.

                 DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented by such stockholders at the Company's next Annual Meeting must be received by the Company no later than October 15, 2001 which is 120 days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order that they may be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. The Board of Directors of the Company will determine whether any such proposal will be included in its next proxy solicitation materials. An eligible stockholder is one who is the record or beneficial holder of at least 1% or $1,000 in market value of securities entitled to be vested at the next Annual Meeting and has held such securities for at least one year, and who shall continue to own such securities through the date on which the meeting is held.

     Any stockholder who intends to present a proposal at the next Annual Meeting of the Company's stockholders without requesting the Company to include such proposal in the Company's proxy statement must deliver or mail a notice to the Company's Secretary, together with a brief description of the business desired to be brought before the meeting. To be timely, such notice must be received at the Company's principal executive offices not less than 60 days nor more than 90 days prior to the meeting, if at least 70 days notice or prior public disclosure of the date of the meeting is given or made to the Company's stockholders. If such prior notice or disclosure shall not have been given or made, the stockholder's notice will be timely if received not later than the close of business on the tenth day following the date on which notice of the date of the next annual meeting is mailed or such public disclosure was made. If the stockholder's notice is not timely made, the Company may exercise discretionary voting with respect to such stockholder proposal pursuant to authority conferred by proxies to be solicited by the Company's Board of Directors and delivered to the Company in connection with such meeting.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote, as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                             AVAILABLE INFORMATION

     The Company files Annual Reports on Form 10-K with the Securities and Exchange Commission. A copy of the Annual Report on Form 10-K SB for the fiscal year ended March 31, 2000 (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to Freerealtime.com, Inc., 26880 Laguna Hills Drive, Suite 200, Aliso Viejo, California 92656, Attention: Secretary. Copies of all exhibits to the Annual Report on Form 10-KSB are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.

                                          By Order of the Board of Directors

                                          /s/ Michael Neufeld
                                          Michael Neufeld
                                          Corporate Secretary

Dated: February 15, 2001

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

                                                                       EXHIBIT A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                           OF FREEREALTIME.COM, INC.

                             PURPOSE AND OBJECTIVES

     The Audit Committee is a committee of the Board of Directors which will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Freerealtime.com, Inc., a Delaware corporation and its subsidiaries (the "Company"), and to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to assist the Board in fulfilling its fiduciary responsibilities and making the Board aware of significant financial matters that require Board attention.

     The objectives of the Audit Committee are as follows:

     - to help directors discharge their fiduciary responsibilities regarding the financial condition of the Company

     - to provide communication between directors and external and internal auditors

     - to ensure the external and internal auditors' independence

     - to maintain the credibility and objectivity of financial reports

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

                                  CONSTITUTION

     1. In 1999, Nasdaq amended its Audit Committee rules. The new rules require that Audit Committees have a minimum of three members and be comprised of independent directors only.

     2. The Audit Committee of the Company shall be comprised of such number of members not less than three as is determined from time to time by the Board of Directors. All members of the Audit Committee shall be independent directors of the Company.

     3. Members of the Audit Committee shall all be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement (or shall be able to do so within a reasonable time after appointment to the Audit Committee).

     4. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

     5. A quorum of the Audit Committee shall be a majority of the members of the Audit Committee.

     6. The members of the Audit Committee shall choose a Chairman.

     7. The Audit Committee shall meet at least two (2) times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     8. The Audit Committee will meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company.

     9. The external auditors shall be ultimately accountable to the Audit Committee and the Board of Directors.

                                RESPONSIBILITIES

     In meeting their responsibilities, the Audit Committee should address each of the following matters:

EXTERNAL AUDITORS

     1. Together with the Board of Directors, select, evaluate, and where appropriate, replace the external auditor (or nominate the external auditor to be proposed for shareholder approval in any proxy statement).

     2. Approve the compensation for external auditors, as negotiated by management.

     3. Notify the external auditor that the external auditor's ultimate accountability is to the Audit Committee and the Board of Directors.

     4. Confirm and ensure the independence of the external auditor.

     5. Consider the external auditors' audit scope and plan.

     6. Consider with management and the external auditors the rationale for employing audit firms other than the principal external auditors on financial accounting and reporting issues.

     7. Review with the external auditors the coordination of audit effort to assure completeness of coverages, reduction of redundant efforts, and the effective use of audit resources.

     8. Review with the external auditors any impact on the financial statements of any new or proposed changes in accounting principles or regulatory requirements.

     9. Consider and review with the external auditors:

        a. The adequacy of the company's internal controls including computerized information system controls and security.

        b. Any related significant findings and recommendations of the external auditors together with management's responses thereto.

   10. Obtain from the external auditors a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

   11. Actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

   12. Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor.

   13. Meet with the external auditors in executive session to discuss any matters that the committee members or the external auditors believe should be discussed privately with the Audit Committee.

FINANCIAL REPORTING

     1. Review with management and the external auditors at the completion of the annual examination:

        a. The company's annual financial statements and related footnotes.

        b. The external auditors' audit of the financial statements and their report thereon.

        c. Any significant changes required in executing the external auditor's audit plan.

        d. Any serious difficulties or disputes with management encountered during the course of the audit.

        e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

        f. Nature of management advisory services (including fees) provided by the independent public accountant during the year under audit.

     2. Review with management and the external auditors any public interim financial reporting.

     3. Review filings with SEC or other regulatory bodies which contain the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

GENERAL RESPONSIBILITIES

     1. Review, assess, and if necessary, update the Audit Committee's charter annually.

     2. Review and make recommendations to the Board regarding approval of any conflicts of interest between management and the Company.

     3. Inquire of management and the external auditors about the significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

     4. Review policies and procedures with respect to the senior officers' expense accounts.

     5. Review legal and regulatory matters that may have a material impact on the financial statements.

     6. Meet with management in executive session to discuss any matters that the committee members or management believes should be discussed privately with the Audit Committee.

     7. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

     8. The Audit Committee shall have the power to conduct or authorize investigations into any matter within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     9. The Audit Committee will perform such other functions as assigned by law, the company's charter or bylaws, or the Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

                                    REPORTS

     1. The Audit Committee will report its summaries of recommendations to the Board which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

     2. The Audit Committee will prepare an annual "Audit Committee Report" for inclusion in a company's annual meeting proxy statement, stating the following:

        a. Whether the Audit Committee has reviewed and discussed the audited financial statements with management.

        b. Whether the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61.

        c. Whether the Audit Committee has received written disclosures from the independent auditors required by ISB Standard No. 1, and has discussed with the auditors the auditors' independence.

        d. Whether, based on its discussions with management and the auditors about the above points, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K or 10-KSB to be filed with the SEC.

                                    MINUTES

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                     PROXY

                             FREEREALTIME.COM, INC.

                      26880 Laguna Hills Drive, Suite 200
                         Aliso Viejo, California 92656

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Geoffrey Moore and Michael Neufeld as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of common stock of Freerealtime.com, Inc. held of record by the undersigned on February 5, 2001 at the Annual Meeting of Stockholders to be held on March 15, 2001, or any adjournment thereof.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                                                     SEE REVERSE
                                                                        SIDE

                       ANNUAL MEETING OF STOCKHOLDERS OF

                             FREEREALTIME.COM, INC.

                                 MARCH 15, 2001

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY INTERNET

PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR CONTROL NUMBER IS -- _________

WHEN PROXY PROOF IS OKAYED PLEASE SIGN AND DATE IT HERE_________________________

             \/ Please Detach and Mail in the Envelope Provided \/

      Please mark your
A [X] votes as in this
      example.

                                       FOR all nominees           WITHHOLD
1. ELECTION OF DIRECTORS            listed at right (except       AUTHORITY
                                       as marked to the        to vote for all
(INSTRUCTION: to withhold               contrary below)        nominees listed
authority to vote for an                                          at right.
individual nominee, strike a
line through the nominee's                    [ ]                    [ ]
name at right)

NOMINEES: Geoffrey Moore
          Mike Alex
          Scott Brown
          David Gale
          Marcus Robins
          Byron Roth
          Robert N. Werle
          Ronald (Clancy) Woods

2. To consider and vote upon a               FOR   AGAINST   ABSTAIN
   proposal to approve an amendment
   to increase the shares available          [ ]     [ ]       [ ]
   under Freerealtime.com Inc.'s
   1999 Equity Incentive Plan;

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting thereof.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE COMPANY NOMINEES AND FOR ALL PROPOSALS.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
                DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Signature ________________________ Dated:_____________, 2001

Signature ________________________ Dated:_____________, 2001

NOTE: Please sign exactly as name(s) appear above. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             FREEREALTIME.COM, INC.

                                 MARCH 15, 2001


             \/ Please Detach and Mail in the Envelope Provided \/

      Please mark your
A [X] votes as in this
      example.

                                       FOR all nominees           WITHHOLD
1. ELECTION OF DIRECTORS            listed at right (except       AUTHORITY
                                       as marked to the        to vote for all
(INSTRUCTION: to withhold               contrary below)        nominees listed
authority to vote for an                                          at right.
individual nominee, strike a
line through the nominee's                    [ ]                    [ ]
name at right)

NOMINEES: Geoffrey Moore
          Mike Alex
          Scott Brown
          David Gale
          Marcus Robins
          Byron Roth
          Robert N. Werle
          Ronald (Clancy) Woods

2. To consider and vote upon a               FOR   AGAINST   ABSTAIN
   proposal to approve an amendment
   to increase the shares available          [ ]     [ ]       [ ]
   under Freerealtime.com Inc.'s
   1999 Equity Incentive Plan;

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting thereof.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE COMPANY NOMINEES AND FOR ALL PROPOSALS.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
                DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Signature ________________________ Dated:_____________, 2001

Signature ________________________ Dated:_____________, 2001

NOTE: Please sign exactly as name(s) appear above. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

             \/ Please Detach and Mail in the Envelope Provided \/

      Please mark your
A [X] votes as in this
      example.

                                       FOR all nominees           WITHHOLD
1. ELECTION OF DIRECTORS            listed at right (except       AUTHORITY
                                       as marked to the        to vote for all
(INSTRUCTION: to withhold               contrary below)        nominees listed
authority to vote for an                                          at right.
individual nominee, strike a
line through the nominee's                    [ ]                    [ ]
name at right)

NOMINEES: Geoffrey Moore
          Mike Alex
          Scott Brown
          David Gale
          Marcus Robins
          Byron Roth
          Robert N. Werle
          Ronald (Clancy) Woods

2. To consider and vote upon a               FOR   AGAINST   ABSTAIN
   proposal to approve an amendment
   to increase the shares available          [ ]     [ ]       [ ]
   under Freerealtime.com Inc.'s
   1999 Equity Incentive Plan;

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting thereof.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE COMPANY NOMINEES AND FOR ALL PROPOSALS.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
                DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Signature ________________________ Dated:_____________, 2001

Signature ________________________ Dated:_____________, 2001

NOTE: Please sign exactly as name(s) appear above. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.